                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                               OLYMPIC STEEL, INC.

         KNOW ALL MEN BY THESE PRESENTS, that OLYMPIC STEEL, INC., an Ohio corporation, and each person whose name is signed below hereby constitutes and appoints Michael D. Siegal, Richard T. Marabito, Marc H. Morgenstern, Michael A. Ellis and Deborah A. Weisman and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Olympic Steel, Inc, and the undersigned directors and/or officers of Olympic Steel, Inc. and each of such directors and/or officers, to execute the Olympic Steel, Inc. Registration Statement on Form S-8 relating to the Common Shares to be issued under the Olympic Steel, Inc. Employee Stock Purchase Plan and any or all documents or post-effective amendments thereto, and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to so and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agents or their substitutes may do or cause to be done by virtue hereof.

         This Power of Attorney of Olympic Steel, Inc. and the directors and/or officers of Olympic Steel, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in Cleveland, Ohio this twenty-fourth day of July, 2002.

                                      OLYMPIC STEEL, INC.

                                      By:  /s/ Richard T. Marabito
                                          --------------------------------------
                                           Richard T. Marabito,
                                           Chief Financial Officer and Treasurer
DIRECTORS AND OFFICERS:

     /s/ Martin H. Elrad                   /s/ Richard T. Marabito
---------------------------           ------------------------------------------
Martin H. Elrad, Director             Richard T. Marabito,
                                      Chief Financial Officer and Treasurer

     /s/ Thomas M. Forman                  /s/ Michael D. Siegal
---------------------------           ------------------------------------------
Thomas M. Forman, Director            Michael D. Siegal,
                                      Chief Executive Officer and Chairman of
                                      the Board

     /s/ James B. Meathe                   /s/ David A. Wolfort
---------------------------           ------------------------------------------
James B. Meathe, Director             David A. Wolfort,
                                      President, Chief Operating Officer and
                                      Director
     /s/ Suren A. Hovsepian
---------------------------
Suren A. Hovsepian, Director